WARRANT PURCHASE AGREEMENT

WARRANT PURCHASE AGREEMENT (this “Agreement”) made as of this ___________day of _______, 2011 among China VantagePoint Acquisition Company, a Cayman Islands corporation (the “Company”) and the undersigned (the “Purchasers”).

WHEREAS, the Company has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1, as amended (File No. 333-170006) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of 2,500,000 units (the “Units”), each unit consisting of one subunit of the Company’s ordinary shares and one-half of a warrant, with each subunit consisting of one ordinary share of the Company, $0.001 par value (the “Ordinary Shares”), and one-half of a warrant (the “Warrants”), each whole warrant to purchase one Ordinary Share; and

WHEREAS, immediately prior to the consummation of the IPO, the Company desires to sell in a private placement to the Purchasers (the “Placement”) an aggregate of 2,642,857 warrants (the “Placement Warrants”) substantially identical to the Warrants being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Warrants to be issued in the Placement shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, each Purchaser desires to acquire the number of Placement Warrants set forth opposite its name on Schedule A hereto; and

WHEREAS, except as provided herein, the Placement Warrants shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and

WHEREAS, the Purchasers are entitled to registration rights with respect to the Placement Warrants and the Ordinary Shares underlying the Placement Warrants (the “Underlying Shares”) on the terms set forth in this Agreement;

NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

1.           Purchase of Placement Warrants. The Purchasers hereby agree, directly or through their nominees, to purchase an aggregate of 2,642,857 Placement Warrants at a purchase price of $0.35 per Placement Warrant, or an aggregate of $925,000 (the “Purchase Price”). Such purchases shall be in the names and amounts set forth on Schedule A hereto.

2.           Closing. The closing of the purchase and sale of the Placement Warrants (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than one business day prior to the closing date (the “IPO Closing Date”) of the IPO. On or prior to the IPO effective date, the Purchasers shall pay the Purchase Price by wire transfer of funds to Continental Stock Transfer & Trust Company.

3.           Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company that:

3.1         The execution and delivery by the Purchasers of this Agreement and the fulfillment of and compliance with the respective terms hereof by the Purchasers do not and shall not as of the Closing conflict with or result in a breach of the terms, conditions or provisions of any other agreement, instrument, order, judgment or decree to which Purchasers are subject to.

3.2         The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

3.3         The Placement Warrants are being acquired for the Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

3.4         The Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms.

3.5         The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

4.           Registration Rights. The Purchasers shall have registration rights pursuant to the Registration Rights Agreement, dated the Closing Date, by and among the Company and the Investors listed on the signature page thereto.

5.           Waiver of Claims Against Trust Account. Each Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the trust account maintained by the Company’s transfer agent, acting as trustee (the “Trust Account”) with respect to any Ordinary Shares acquired by the Purchaser in connection with the exercise of the Placement Warrants purchased pursuant to this Agreement ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

6.           Legends; Denominations

6.1         Legend. The Company will issue the Placement Warrants, and when issued the Underlying Shares, purchased by Purchaser in the name of Purchaser and in such denominations to be specified by Purchaser.  The Placement Warrants and Underlying Shares will bear the following legend and appropriate "stop transfer" instructions:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A SECURITIES ESCROW AGREEMENT (THE “AGREEMENT”) AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE ESCROW PERIOD (AS DEFINED IN THE AGREEMENT).

7.           Waiver and Indemnification. Each Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company or the underwriters in the IPO with respect to their purchase of the Placement Warrants, and each Purchaser agrees jointly and severally to indemnify and hold the Company and the underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company or such underwriters by Purchasers of the Placement Warrants.

8.           Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.

9.           Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the ____day of ______________, 2011.

CHINA VANTAGEPOINT ACQUISITION COMPANY

By:
Name:
Title:

PURCHASERS:

EARLYBIRDCAPITAL, INC.

By:
Name:
Title:

Wei Li

Ye (Sophie) Tao

Yiting Liu

Michael Wright

SCHEDULE A

Purchaser	Placement Warrants	Purchase Price
EarlyBirdCapital, Inc.	1,142,857	$400,000.00
Wei Li
Ye (Sophie) Tao
Yiting Liu
Michael Wright
Total:	2,642,857	$925,000.00